Credit Risk	Nov. 18, 2019
Risks and Uncertainties [Abstract]
Credit Risk
Note 19. Credit Risk
The Companies’ accounting policies for credit risk are discussed in Note 23 to the Consolidated Financial Statements in the Companies’ Annual Report on Form
10-K
for the year ended December 31, 2018
, as updated in Current Report on Form 8-K, filed November 18, 2019.
At June 30, 2019, Dominion Energy’s gross credit exposure related to energy marketing and price risk management activities totaled $166 million. Of this amount, investment grade counterparties, including those internally rated, represented 96%. No single counterparty, whether investment grade or
non-investment
grade, exceeded $35 million of exposure. At June 30, 2019, Virginia Power’s exposure related to wholesale customers totaled $52 million. Of this amount, investment grade counterparties, including those internally rated, represented 98%. No single counterparty, whether investment grade or non-investment
grade, exceeded $37 million of exposure. At June 30, 2019, Dominion Energy Gas’ exposure primarily related to wholesale customers totaled $30 million. Of this amount, investment grade counterparties, including those internally rated, represented 96%. No single counterparty, whether investment grade or non-investment
grade, exceeded $5 million of exposure.
For the three and six months ended June 30, 2019, the Export Customers comprised approximately 34% and 33%, respectively, of Dominion Energy Gas’ total operating revenue, with Dominion Energy Gas’ largest customer representing approximately 18% and 17% of such amounts during the periods. For the three and six months ended June 30, 2018, the Export Customers comprised approximately 27% and 15%, respectively, of Dominion Energy Gas’ total operating revenue, with Dominion Energy Gas’ largest customer representing approximately 15% and 8% of such amounts during the periods.
Credit-Related Contingent Provisions
The majority of Dominion Energy’s derivative instruments contain credit-related contingent provisions. These provisions require Dominion Energy to provide collateral upon the occurrence of specific events, primarily a credit rating downgrade. If the credit-related contingent features underlying these instruments that are in a liability position and not fully collateralized with cash were fully triggered as of June 30, 2019 and December 31, 2018, Dominion Energy would have been required to post less than $3 million and $1 million, respectively, of additional collateral to its counterparties. The collateral that would be required to be posted includes the impacts of any offsetting asset positions and any amounts already posted for derivatives, non-derivative
contracts and derivatives elected under the normal purchases and normal sales exception, per contractual terms. Dominion Energy had posted no collateral at June 30, 2019 or December 31, 2018 related to derivatives with credit-related contingent provisions that are in a liability position and not fully collateralized with cash. The aggregate fair value of all derivative instruments with credit-related contingent provisions that are in a liability position and not fully collateralized with cash was immaterial at both June 30, 2019 and December 31, 2018, which does not include the impact of any offsetting asset positions. Credit-related contingent provisions for Virginia Power and Dominion Energy Gas were immaterial as of June 30, 2019 and December 31, 2018. See Note 9 for further information about derivative instruments.